UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 11, 2025

NORTHVIEW ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-41177	86-3437271
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

207 WEST 25TH ST., 9TH FLOOR

NEW YORK, NY 10001

(Address of principal executive offices and zip code)

(212) 494-9022

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Shares of common stock, par value $0.0001 per share	NVAC	OTC Pink Open Market
Rights, each entitling the holder to receive one-tenth of one share of common stock	NVACR	OTC Pink Open Market
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	NVACW	OTC Pink Open Market

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

As previously disclosed, on November 7, 2022, NorthView Acquisition Corp., a Delaware corporation (“NorthView”), entered into an Merger Agreement and Plan of Reorganization (as amended on September 12, 2023, January 12, 2024, March 4, 2024, and as it may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), with Profusa, Inc., a California corporation (“Profusa”), and NV Profusa Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of NorthView. The transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

On February 11, 2025, the parties to the Merger Agreement entered into Amendment No. 4 to the Merger Agreement (the “Amendment”) pursuant to which the parties agreed to revise the Company Reference Value (as defined in the Merger Agreement) to adjust for financing proceeds received by Profusa prior to the Business Combination, along with debt conversions and incentive shares to be issued. Additionally, the Amendment (i) revised the definition of “Milestone Event III” such that the parties extended the period for Profusa to consummate the APAC Joint Venture (as defined in the Merger Agreement) and receive the related funding from December 31, 2024 until December 31, 2025, and (ii) revised the definition of “Milestone Event IV” to change the earnout revenue target from $99,702,000 for the fiscal year ended December 31, 2025 to an earnout revenue target of $11,864,000 for the fiscal year ended December 31, 2026.

The foregoing descriptions of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated by reference herein.

Securities Purchase Agreement

Additionally, on February 11, 2025, in a private transaction, NorthView entered into a securities purchase agreement (the “SPA”) with an institutional investor (the “Investor”). Pursuant to the SPA, the Investor is expected, subject to the conditions relating to such purchase set forth in the SPA, to purchase from NorthView senior secured convertible promissory notes in an aggregate principal amount of up to $22,222,222 (the “Convertible Notes”) for a purchase price of up to $20,000,000, after a 10% original issue discount (“OID”). The SPA contemplates that the Convertible Notes will be purchased in multiple tranches:

(i)	The initial closing amount (the “Initial Closing Amount”) of $9,000,000 will be purchased, subject to the conditions set forth in the SPA, at the consummation (the “Initial Closing Date”) of the Business Combination. The Convertible Notes to be issued by NorthView on the Initial Closing Date will be in an aggregate principal amount of $10,000,000 (the “Initial Notes”).

(ii)	Prior to the one-year anniversary of the Initial Closing Date, subject to the conditions set forth in the SPA, NorthView may request that the Investor purchase additional Convertible Notes having an aggregate principal amount of up to $12,222,222 at a purchase price of $11,000,000 (reflecting a 10% OID), as follows:

(a)	Provided a registration statement has been filed for the shares underlying the Initial Note, shares of combined company common stock, par value $0.0001 (“New Profusa Common Stock”) have traded a volume of at least 15,000,000 shares in the aggregate, and no default or event of default has occurred, NorthView may call and thereby require the Investor to purchase Convertible Notes in the aggregate principal amount of $2,222,222 for a purchase price of $2,000,000 (reflecting a 10% OID) (“Second Purchase”);

(b)	Provided a registration statement is effective for the shares underlying the Initial Note, New Profusa Common Stock has traded a volume of at least $35,000,000 in the aggregate after the $2,000,000 Second Purchase has closed, no default or event of default has occurred and the stock has traded at a trading price of no less than $4.00 for a period of five trading days preceding such purchase, NorthView may call and thereby require the Investor to purchase Convertible Notes in the aggregate principal amount of $5,555,555 for a purchase price of $5,000,000 (reflecting a 10% OID); and

(c)	The Investor at its sole discretion may call from NorthView and thereby require NorthView to sell an additional Convertible Note having an aggregate principal amount of $4,444,444 at a purchase price of $4,000,000 (reflecting a 10% OID) to be purchased at any time within 12 months of the Initial Closing.

Form of Convertible Note

Each Convertible Note will mature on the date that is 18-months from its respective closing date (the “Maturity Date”) and is convertible at any time at the holder’s option at the lower of $10 or 95% of the lowest daily volume-weighted average price per share of New Profusa Common Stock in the 10 trading days prior to the original issue date for each Convertible Note and shall be adjusted, without limitation, based on down-round and most-favored nation price and terms protections.

Interest shall accrue on the aggregate unconverted and then outstanding principal amount of the Convertible Notes at a rate of 10% per annum and increase upon an event of default to 24% per annum. Payments made in cash under the Convertible Notes shall be subject to a 5% fee which shall be in addition to any amounts owing thereunder. The Convertible Notes provide for certain events of default that are typical for a transaction of this type, including, among other things, any breach of the representations or warranties made by NorthView or its subsidiaries. The Convertible Notes also provide for a 10% fee in case of late payments and mandatory prepayments upon Subsequent Offerings (as defined in the form of Convertible Note) and, in the absence of an event of default, may be prepaid upon 10 business day’s prior notice, subject to conversion rights.

The Convertible Notes may not be converted by the Investor into shares of New Profusa Common Stock if such conversion would result in the Investor and its affiliates owning in excess of 4.99% of the number of shares of New Profusa Common Stock outstanding immediately after giving effect to the issuance of all shares issuable upon conversion of the Convertible Notes.

Form of Lock-Up Agreement

Pursuant to the SPA, on the Initial Closing Date certain holders of NorthView common stock, including each officer and director of NorthView, will enter into a lock-up agreement (the “Lock-Up Agreement”), pursuant to which they will agree not to, subject to certain customary exceptions, offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of any shares of NorthView common stock or securities convertible, exchangeable or exercisable into, shares of NorthView common stock beneficially owned, held or acquired by the person signing the Lock-Up Agreement. The period for such restrictions shall apply from the Initial Closing Date until the termination of the Lock-Up Agreement in accordance with its terms.

Additional Ancillary Agreements

Pursuant to the SPA and prior to or concurrent with the Initial Closing Date, NorthView and the Investor will enter into a Registration Rights Agreement, a Security Agreement, and a Guaranty, respectively, each in a form to be agreed upon by NorthView and the Investor. Pursuant to the SPA, New Profusa and its subsidiaries will be guarantors and parties to the Guaranty.

The foregoing descriptions of the SPA, the form of Convertible Note, and the form of Lock-Up Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the SPA, the form of Convertible Note, and the form of Lock-Up Agreement, respectively filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 hereto and incorporated by reference herein.

Additional Information and Where to Find It

This Current Report relates to a proposed business combination transaction among NorthView and Profusa pursuant to which Profusa would become a wholly-owned subsidiary of NorthView, and NorthView would be renamed Profusa, Inc. In connection with the proposed transaction, NorthView filed an initial registration statement/proxy statement on Form S-4 with the SEC on January 25, 2023 (as amended, the “proxy statement/prospectus”) that will also constitute a prospectus of NorthView with respect to the NorthView common stock to be issued in the proposed transaction. The definitive proxy statement/prospectus (if and when available) will be delivered to NorthView’s stockholders. NorthView may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NORTHVIEW ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by NorthView through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by NorthView will be available free of charge at NorthView Acquisition Corp., 207 West 25th St, 9th Floor, New York, NY 10001, attention: Fred Knechtel.

Participants in the Solicitation

NorthView and its directors and executive officers are participants in the solicitation of proxies from the stockholders of NorthView in respect of the proposed transaction. Information about NorthView’s directors and executive officers and their ownership of NorthView common stock is set forth in NorthView’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 26, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements, including, among other things, statements regarding the anticipated benefits of the proposed transaction, the combined company becoming a publicly listed company, the anticipated impact of the proposed transaction on the combined companies’ business and future financial and operating results, the anticipated timing of closing of the proposed transaction, the success and customer acceptance of Profusa’s product and service offerings, and other aspects of Profusa’s operations or operating results. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of Profusa’s business plans including its plans to expand, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of the combined company following the consummation of the proposed transaction, any benefits of Profusa’s partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of NorthView and Profusa believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of NorthView and Profusa caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form S-4 relating to the proposed transaction, which is expected to be filed by NorthView with the SEC and other documents filed by NorthView or Profusa from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither NorthView nor Profusa can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from NorthView’s stockholders or satisfy other closing conditions in the Merger Agreement, the occurrence of any event that could give rise to the termination of the Merger Agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by NorthView’s public stockholders, costs related to the transaction the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the final prospectus for NorthView’s initial public offering filed with the SEC on December 22, 2021 and in its subsequent annual and quarterly reports on Forms 10-K and 10-Q, respectively, and other filings with the SEC. There may be additional risks that neither NorthView nor Profusa presently know or that NorthView and Profusa currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by NorthView, Profusa, their respective directors, officers or employees or any other person that NorthView and Profusa will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this current report represent the views of NorthView and Profusa as of the date of this filing. Subsequent events and developments may cause those views to change. However, while NorthView and Profusa may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of NorthView or Profusa as of any date subsequent to the date of this communication.

No Offer or Solicitation

This Current Report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement/prospectus or any other document that NorthView may file with the SEC or send to NorthView’s or Profusa’s stockholders in connection with the proposed transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment No. 4 to Merger Agreement, dated February 11, 2025, by and among NorthView, Profusa and Merger Sub
10.1	Securities Purchase Agreement, dated as of February 11, 2025 by and between the Company and the Investor
10.2	Form of Convertible Note
10.3	Form of Lock-Up Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHVIEW ACQUISITION CORP.

Dated: February 18, 2025	By:	/s/ Fred Knechtel
	Name:	Fred Knechtel
	Title:	Chief Financial Officer